SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2006

New World Restaurant Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27148	13-3690261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1687 Cole Boulevard

Golden, Colorado 80401

(Address of Principal Executive Offices) (Zip Code)

(303) 568-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01                                       OTHER EVENTS

Einstein and Noah Corp., a wholly owned subsidiary of New World Restaurant Group, Inc. (the “Company”), has filed a Uniform Franchise Offering Circular (UFOC) covering the sale of Einstein Bros. franchises with the Federal Trade Commission and certain states which require franchise registration.  Under the UFOC, the company plans to offer franchises to qualified franchisees, including area developers, for Einstein Bros. restaurants. This is part of a strategy for growth by expanding primarily into new markets.

An Einstein Bros. restaurant specializes in the sale of fresh baked bagels, cream cheese and other spreads, specialty coffees and teas, and creative soups, salads and sandwiches, among other things.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD RESTAURANT GROUP, INC.

Date: February 3, 2006	/s/ RICHARD P. DUTKIEWICZ
Richard P. Dutkiewicz
Chief Financial Officer